Supplement dated September 24, 2026 to the Statement of Additional Information (“SAI”), dated May 1, 2026, as may be revised or supplemented from time to time, for the following funds:

VAUGHAN NELSON MID CAP FUND

VAUGHAN NELSON SMALL CAP FUND

(each, a “Fund”, together, the “Funds”)

Effective immediately, the table under the third paragraph in the section “Portfolio Holdings Information” of the SAI is hereby amended to include the following:

Entity	Fund(s)	Type	Frequency	Purpose
Ridgeline, Inc.	Certain Funds	Full portfolio holdings	Daily	Hosting of Portfolio Accounting and Trade Order Management and Compliance Systems; Corporate Actions; Trade Settlements; Pricing, and Reconciliations